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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              June 6, 2000
                                                --------------------------------

                           FRISCH'S RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)

                                      OHIO
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         (State or other jurisdiction of incorporation or organization)

              1-7323                                    31-0523213
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    (Commission File Number)                (I.R.S. Employer Identification No.)

       2800 GILBERT AVENUE, CINCINNATI, OHIO              45206
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     (Address of principal executive offices)           (Zip Code)

 Registrant's telephone number, including area code         513-961-2660
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Item 5.    Other Events.

              See attached press release.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              FRISCH'S RESTAURANTS, INC.
                                              -------------------------
                                                     (registrant)


DATE     June 9, 2000
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                                              BY     /s/ DONALD H. WALKER
                                                -------------------------
                                                       Donald H. Walker
                                                 Vice President - Finance and
                                                  Principal Financial Officer